Supplement to the
Computers Portfolio
April 29, 2017
As Revised July 28, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Computers Portfolio has been removed.

Effective July 1, 2017, the supplemental benchmark index for Computers Portfolio will change from Fidelity Computers & Peripherals Linked Index℠ to FactSet Computers & Peripherals Linked Index.

The following information replaces similar information for Computers Portfolio in the "Fund Summary" section under the "Principal Investment Risks" header.

  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective December 1, 2017, the following information replaces similar information for Computers Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Christopher Lin (lead portfolio manager) has managed the fund since January 2013.

Caroline Tall (co-manager) has managed the fund since December 2017.

COM-SUM-17-04 1.9881351.103	November 17, 2017